Nature of operations and liquidity risk	12 Months Ended
Dec. 31, 2019
Text block [abstract]
Nature of operations
1.	Nature of operations and liquidity risk
Rio Tinto plc is the ultimate parent company and indirectly owned a 50.8% majority interest in Turquoise Hill as at December 31, 2019.
Turquoise Hill Resources Ltd. (“Turquoise Hill”), together with its subsidiaries (collectively referred to as “the Company”), is an international mining company focused principally on the operation and further development of the Oyu Tolgoi copper-gold mine in Southern Mongolia. Turquoise Hill’s head office is located at 1 Place Ville Marie, Suite 3680, Montreal, Quebec, Canada, H3B 3P2. Turquoise Hill’s registered office is located at
300-204
Black Street, Whitehorse, Yukon, Canada, Y1A 2M9.
Turquoise Hill has its primary listing in Canada on the Toronto Stock Exchange and a secondary listing in the U.S. on the New York Stock Exchange.
The consolidated financial statements of Turquoise Hill were authorized for issue in accordance with a directors’ resolution on March 20, 2020.
Liquidity risk is the risk that the Company will not be able to meet its financial obligations as they become due.
As at December 31, 2019, the Company had $2.2 billion of available liquidity, split between remaining project finance proceeds of $0.5 billion, which are drawn and currently deposited with Rio Tinto, and $1.7 billion of consolidated cash and cash equivalents. The Company’s current assets exceeded current liabilities by $1.9 billion at December 31, 2019. Furthermore, in the next 12 months, the Company has non-cancellable
obligations related to power commitments of $0.1 billion. The Company expects to fund its current liabilities and current commitments through its liquidity position and from cash flow generated at its existing open pit operations. The Company continues to review its near term operating plans and continues to take steps to reduce costs and maximize cash generated from its existing open pit operations.
The Company manages liquidity risk by the preparation of internally generated short-term cash flow forecasts. These short-term cash flow forecasts consider estimation of future operating costs, financing costs, development capital and cash receipts from sales revenue. Sensitivity analyses are performed over these estimates including the impact of estimated commodity prices on cash receipts.
The Company believes that it has enough liquidity to meet its minimum obligations for a period of at least 12 months from the balance sheet date, to fund its operations and underground development, as well as the progression of a Tavan Tolgoi-based power plant. Taking into consideration the estimated impacts of recently announced increases to underground development capital, as well as delays to first sustainable production, the Company expects to need significant incremental financing to sustain its underground development and construction of the Tavan Tolgoi-based power plant beyond this timeframe.